SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-A12G


  FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES PURSUANT TO SECTION 12(b) OR
                   (g) OF THE SECURITIES EXCHANGE ACT OF 1934


                             VISCOUNT SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


                   Nevada                                    88-0498783
  (State of Incorporation or Organization)          (IRS Employer Identification
                   Number)


                              4585 Tillicum Street
                            Burnaby, British Columbia
                                 Canada  V5J 3J9
                    (Address of Principal Executive Offices)


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act ad is effective pursuant to General Instruction A.(d), check the following. [x]

Securities  Act registration statement number to which this form relates:
333-68998

Securities to be registered pursuant to Section 12(b) of the Act:

                                      None

Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, $0.001 par value per share
                                (Title of Class)

Item 1.  Description of Registrant's Securities to be Registered

Information concerning the Registrant's Common Stock is contained in the Registrant's Form SB-2 Registration Statement No. 333-68998, filed with the Securities and Exchange Commission on November 9, 2001, as amended pursuant to the Securities Act of 1933, as amended (the "Registration Statement"), and such information is incorporated herein by reference.

Item 2.  Exhibits

The following exhibits were filed as exhibits to the Registration Statement and are incorporated herein by reference.

Exhibit No.       Description
-----------       -----------

3.1               Articles of Incorporation as amended August 27, 2001

3.2               Bylaws







                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                             Viscount Systems, Inc.


Date:  April 23, 2002                        By:   /s/ Stephen Pineau
                                             ------------------------
                                             Stephen Pineau
                                             President